Exhibit 10.17

FIRST AMENDMENT

This is the First Amendment to the Employment Agreement (the “Agreement”) entered into between Craig Donohue (“Employee”) and Chicago Mercantile Exchange Inc. (“CME” or “Employer”) which became effective on April 3, 2006.

Any capitalized terms used but not defined in this First Amendment shall have the meaning set forth in the Agreement.

This First Amendment is effective as of December 3, 2008. Except as set forth herein, all provisions of the Agreement shall remain unchanged and in full force and effect.

Paragraph 6(d)(2) is hereby deleted and replaced with the following:

(2)	Subject to Employee’s execution and delivery prior to the Release Deadline (as defined below) of a general release in a form and of a substance satisfactory to Employer acting in good faith (a “Release”), Employee shall be entitled to a one time lump sum severance payment equal to 2 times his Base Salary as of the date of Employee’s termination, which shall be paid six (6) months after the date Employee terminates employment pursuant to Paragraph 6(d). For purposes hereof, the “Release Deadline” means the deadline prescribed by Employer for the execution of a Release, which deadline shall in no event be later than 60 days following the date the Employee’s employment terminates.

Paragraph 6(d)(4) is hereby deleted and replaced with the following:

(4)	Employee shall be entitled to the following with respect to the life, disability, accident and healthcare insurance plans, programs or arrangements in which Employee was participating immediately prior to such employment termination:

Medical – Employee shall receive continued coverage under Employer’s group medical plan at substantially the same cost to Employee as determined immediately prior to his last day of employment for 18 months after the date his employment terminates. Employee shall also receive a lump sum payment equal to six (6) times 150% of the portion of the monthly premium cost paid by Employer for Employee’s coverage under Employer’s group medical plan immediately prior to his last day of employment.

Dental – Employee shall receive continued coverage under Employer’s group medical plan at substantially the same cost to Employee as determined immediately prior to his last day of employment for 18 months after the date his employment terminates. Employee shall also receive a lump sum payment equal to six (6) times 150% of the portion of the monthly premium cost paid by Employer for Employee’s coverage under Employer’s group dental plan immediately prior to his last day of employment.

Group Life/Accidental Death and Dismemberment – Employee shall receive continued coverage under Employer’s group life/accidental death and dismemberment plan at substantially the same cost to Employee as determined immediately prior to his last day of employment for 24 months after the date his employment terminates.

Excess Life – Employee shall receive continued coverage under any excess life insurance coverage Employer purchased for Employee at substantially the same cost to employee as determined immediately prior to his last day of employment for 24 months after the date his employment terminates.

Group Long-Term Disability – Employee shall receive a lump sum payment equal to 24 times 150% of the monthly premium paid by Employer for Employee’s coverage under Employer’s group long-term disability plan immediately prior to Employee’s last day of employment.

Excess Long-Term Disability – Employee shall receive continued coverage under any excess long-term disability coverage Employer purchased for Employee at substantially the same cost to Employee as determined immediately prior to his last day of employment for 24 months after the date his employment terminates.

Payment of the lump sum amounts payable under this Paragraph 6(d)(4) up to the maximum amount allowed for de minimis payments under IRS Code Section 409A shall be paid within 14 days of the later of the delivery of a Release or the date on which the Release becomes irrevocable. The remainder of the lump sum amounts, if any, shall be paid six (6) months after the date Employee terminates employment pursuant to Paragraph 6(d).

Paragraph 6(e)(2) is hereby deleted and replaced with the following:

(2)	subject to Employee’s execution and delivery of a Release prior to the Release Deadline (as such terms are defined in paragraph 6(d)(2)), a one time lump sum severance payment equal to 2 times his Base Salary as of the date of Employee’s termination, which shall be paid six (6) months after the date Employee terminates employment pursuant to Paragraph 6(e).

Paragraph 6(e)(4) is hereby deleted and replaced with the following:

(4)	Employee shall be entitled to the following with respect to the life, disability, accident and healthcare insurance plans, programs or arrangements in which Employee was participating immediately prior to such employment termination:

Medical – Employee shall receive continued coverage under Employer’s group medical plan at substantially the same cost to Employee as determined immediately prior to his last day of employment for 18 months after the date his employment terminates. Employee shall also receive a lump sum payment equal to six (6) times 150% of the portion of the monthly premium cost paid by Employer for Employee’s coverage under Employer’s group medical plan immediately prior to his last day of employment.

Dental – Employee shall receive continued coverage under Employer’s group medical plan at substantially the same cost to Employee as determined immediately prior to his last day of employment for 18 months after the date his employment terminates. Employee shall also receive a lump sum payment equal to six (6) times 150% of the portion of the monthly premium cost paid by Employer for Employee’s coverage under Employer’s group dental plan immediately prior to his last day of employment.

Group Life/Accidental Death and Dismemberment – Employee shall receive continued coverage under Employer’s group life/accidental death and dismemberment plan at substantially the same cost to Employee as determined immediately prior to his last day of employment for 24 months after the date his employment terminates.

Excess Life – Employee shall receive continued coverage under any excess life insurance coverage Employer purchased for Employee at substantially the same cost to Employee as determined immediately prior to his last day of employment for 24 months after the date his employment terminates.

Group Long-Term Disability – Employee shall receive a lump sum payment equal to 24 times 150% of the monthly premium paid by Employer for Employee’s coverage under Employer’s group long-term disability plan immediately prior to Employee’s last day of employment.

Excess Long-Term Disability - Employee shall receive continued coverage under any excess long-term disability coverage Employer purchased for Employee at substantially the same cost to Employee as determined immediately prior to his last day of employment for 24 months after the date his employment terminates.

Payment of the lump sum amounts payable under this Paragraph 6(e)(4) up to the maximum amount allowed for deminimis payments under IRS Code Section 409A shall be paid within 14 days of the later of the delivery of a Release or the date on which the Release becomes irrevocable. The remainder of the lump sum amounts, if any, shall be paid six (6) months after the date Employee terminates employment pursuant to Paragraph 6(e).

Paragraph 21 is hereby added as follows:

21)	IRS Code Section 409A. Notwithstanding any provision in this Agreement to the contrary, if any amount payable upon Employee’s termination is deemed by Employer to be subject to Section 409A at the time of payment, such amount shall be paid no earlier than six (6) months after the date of Employee’s termination. This Agreement is intended to comply with Section 409A and shall at all times be interpreted and administered in accordance with such intent. To the extent that any provision of the Agreement violates Section 409A, such provision shall be interpreted and/or reformed by Employer to comply with Section 409A.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Agreement to become effective on December 3, 2008.

CHICAGO MERCANTILE EXCHANGE INC.		CRAIG S. DONOHUE

By:	/s/ Kathleen Cronin	/s/ C. S. Donohue

Date: 12/22/08		Date: 12/5/08